Rule 497(k)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

FIRST TRUST NASDAQ CYBERSECURITY ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S SUMMARY PROSPECTUS AND PROSPECTUS

DATED JUNE 25, 2024

Notwithstanding anything to the contrary in the Fund’s summary prospectus and prospectus, on or around June 3, 2024, Nasdaq, Inc., the index provider for the Fund (the “Index Provider”), announced changes to the index methodology for the Nasdaq CTA CybersecurityTM Index, the Fund’s index (the “Index”). The Index Provider is implementing the following changes to be effective as of the next rebalance, which is scheduled to become effective at market open on June 24, 2024:

1.	Notwithstanding anything to the contrary set forth in the Fund’s summary prospectus and prospectus, the second through fifth sentences of the third paragraph set forth in the section entitled “Principal Investment Strategies” are hereby deleted in their entirety and replaced with the following:

To provide diversification among the weighting of the constituent securities, the Index caps the weighting of the securities of the five largest free float market capitalizations at 8% each, and collectively 40%, of the Index. The excess weight of any capped security is distributed proportionally across the securities of the remaining constituent companies. The securities of the remaining companies are capped at a 4% weight as well. Any security of those remaining constituent companies with a weight in excess of 4% will have that excess weight redistributed proportionally across the securities of any remaining companies.

Please Keep this Supplement for Future Reference